Net Interest Expense	12 Months Ended
Dec. 31, 2020
Analysis of income and expense [abstract]
Net interest expense	Net Interest Expense
The components of net interest expense are as follows:

Year ended Dec. 31	2020	2019	2018
Interest on debt	158	161	184
Interest on exchangeable securities (Note 25)	34	20	—
Interest income	(10)	(13)	(11)
Capitalized interest (Note 18)	(8)	(6)	(2)
Loss on redemption of bonds (Note 24)	—	—	24
Interest on lease liabilities	8	4	3
Credit facility fees, bank charges and other interest	18	15	13
Tax shield on tax equity financing (Note 24)(1)	1	(35)	—
Interest on line loss rule proceeding (Note 36(I)(I))	5	—	—
Other(2)	2	10	15
Accretion of provisions (Note 23)	30	23	24
Net interest expense	238	179	250
(1) Relates to the tax benefit associated with bonus tax depreciation claimed in 2019 on the Big Level and Antrim projects that was assigned to the tax equity investor. The tax equity investment is treated as debt under IFRS and the monetization of the tax depreciation is considered a non-cash reduction of the debt balance and is reflected as a reduction in interest expense.
(2) In 2020, other interest expense included approximately nil (2019 — $5 million, 2018 — $7 million) for the significant financing component required under IFRS 15. In addition, in 2018, approximately $5 million of costs were expensed due to project-level financing that is no longer practicable.